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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2000

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     33-0721183
           --------                                     ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                92614
-------------------------------------------                -----
  (Address of principal executive offices)               (Zip code)

        Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 14, 2000, First Alliance Mortgage Company (the "Company"), received authorization for the sale of the Company's servicing rights portfolio to West Palm Beach, Florida-based OCWEN Federal Bank FSB, a subsidiary of OCWEN Financial Corporation (NYSE-OCN).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - not applicable

         (b)      Pro forma financial information - not applicable

         (c)      Exhibits

                  (20.1) Press release issued by the Company dated July 20, 2000.

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SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:           July 21, 2000
        ---------------------
                                                    FIRST ALLIANCE CORPORATION


                                              By:      /S/ FRANCISCO NEBOT
                                                   -----------------------------
                                                         Francisco Nebot
                                                          President and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX


     EXHIBIT NO.                    DESCRIPTION                         PAGE NO.
     -----------                    -----------                         --------

         20.1     Press release issued by the Company dated                4
                  July 20, 2000



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